Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Investment Grade Municipal Trust

11|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Investment Grade Municipal Trust

11| 30| 05 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	26
Federal tax information	48
Shareholder meeting results	49
Compliance certifications	50
About the Trustees	51
Officers	57

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 19 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Putnam Investment Grade Municipal Trust: potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Putnam Investment Grade Municipal Trust offers another advantage -- the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees.

The fund’s management team can select bonds issued by a variety of state and local governments. The fund also combines bonds of differing quality levels to increase income potential. The portfolio focuses primarily on investment-grade bonds to ensure a high level of overall credit quality. The team also allocates a portion of assets to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

Putnam Investment Grade Municipal Trust’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. The breadth of their expertise in highly complex markets gives Putnam a distinct advantage over smaller firms.

Municipal bonds may finance a range of community projects and thus play a key role in local development.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings -- either by acquiring more of a particular bond or selling it -- for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Leverage can mean higher returns, but adds risk and may increase share price volatility.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. When buying or selling closed-end fund shares, you pay or receive the market price, which may be higher or lower than the NAV.

Strategies for higher income Unlike open-end funds, closed-end funds have greater flexibility to use strategies such as “leverage” -- for example, issuing preferred shares to raise capital, then seeking to invest that capital at higher rates to enhance income for common shareholders.

Identified projects are not necessarily represented in your fund’s portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund’s holdings will vary over time. For more information on current fund holdings, see pages 9 and 28.

Putnam Investment Grade Municipal Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax as we believe is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for investors seeking tax-exempt income who can accept a higher level of risk in exchange for the potentially higher level of income offered by a leveraged fund.

Highlights

  For the 12 months ended November 30, 2005, Putnam Investment Grade Municipal Trust returned 6.67% at net asset value and 2.26% at market price.
  The fund’s benchmark, the Lehman Municipal Bond Index, returned 3.90%.
  The average return for the fund’s Lipper category, General Municipal Debts Funds (leveraged closed-end), was 6.61%.
  The fund’s monthly dividend was reduced twice during the period: from $0.0566 to $0.0498 per share in December 2004 and to $0.0409 per share in June 2005. See page 11 for details.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 11/30/05

Since the fund’s inception (10/26/89), average annual return is 7.49% at NAV and 6.01% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	5.94%	3.49%	78.04%	40.96%

5 years	6.99	6.08	40.22	34.33

3 years	8.44	2.18	27.51	6.69

1 year	6.67	2.26	6.67	2.26

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

For its 2005 fiscal year, Putnam Investment Grade Municipal Trust delivered positive performance at net asset value (NAV), outpacing its benchmark, the Lehman Municipal Bond Index, and matching the average for its Lipper category of funds that invest in municipal securities. Our defensive positioning of the portfolio helped fund performance as rates generally rose during the period. Short-term bond rates continued to rise as short-term bond prices fell, producing a flatter yield curve. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity. The curve flattened more than we anticipated, however, dampening relative performance. While your fund’s focus remains on investment-grade bonds, a modest allocation to outperforming lower-rated bonds aided results. The fund also benefited from its overweight position in tobacco settlement bonds, though a relative underweight position to volatile, airline-related industrial development bonds (IDBs) modestly detracted when this sector outperformed for the fiscal year.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that may accompany economic growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates eight times in 0.25% increments during the fund’s fiscal year. The Fed’s gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields ended the year slightly lower despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened significantly.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially among bonds rated Baa and below, yield spreads tightened based on strong interest among buyers in search of higher yields. Based on continued favorable legal rulings, spreads on tobacco settlement bonds narrowed overall for the year. Although airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended the year on price weakness amid bankruptcy filings by Northwest and Delta, they outperformed modestly for the period. On a geographic basis, municipal bonds issued in the territory of Puerto Rico, which are tax exempt in all states, under-performed during the period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect that callable bonds will generally be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your fund’s portfolio, a strategy that contributed to relative results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall.

During the period, we took steps to better position the portfolio for a flat-tening yield curve. However, the degree of flattening exceeded our efforts to offset its impact, resulting in a net negative contribution to relative results from the fund’s yield curve position. Given our

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 11/30/05.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	3.90%

Lehman Aggregate Bond Index (broad bond market)	2.40%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.62%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.74%

Equities
S&P 500 Index (broad stock market)	8.44%

Russell 1000 Index (large-company stocks)	9.96%

Russell 2000 Index (small-company stocks)	8.14%

expectation that short-term rates would continue to rise, we reduced the fund’s positions in inverse floating-rate securities during the period. These securities pay additional interest income as short-term rates fall and less interest income when short-term rates rise. By decreasing the fund’s exposure to these securities, we took a more defensive position against rising short-term rates. The fund also benefited from its overweight position in lower-rated, higher-yielding bonds in comparison with other funds in its peer group, as this segment of the market outperformed during the period.

An overweight position in tobacco settlement bonds relative to the fund’s peer group contributed to results as this sector also outperformed. The fund’s relative underweight position in airline-related IDBs modestly detracted from relative results as this sector outperformed for the fiscal year amid high volatility. We increased the fund’s exposure to the single-family housing sector, as we believe rising interest rates and declining mortgage prepayments will help this sector outperform. The fund’s relative underweight position in municipal bonds issued in Puerto Rico helped results as this segment of the market underperformed for the period.

Your fund’s holdings

During its fiscal year, your fund bene-fited from the pre-refunding of two bond holdings. Through pre-refunding, an

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings’ maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

issuer brings new bonds to market at current lower interest rates to refinance older, higher-coupon debt. The issuer then invests the money in a secure investment, typically U.S. Treasury securities, which matures at the older bond’s first call date, when proceeds are used to pay off the older bonds. The added security that this approach provides is often seen as a credit upgrade by the market, and can increase the price investors are willing to pay for the old bonds. For example, in July, bonds issued by the Arkansas State Hospital Development Finance Authority for Washington Regional Medical Center in Fayetteville, Arkansas, were pre-refunded. Their original maturity date (when issued) was 2029 and they were pre-refunded to 2010, resulting in a credit-rating upgrade. Bonds issued by the New York City Municipal Water and Sewer Financing Authority were also pre-refunded in December 2004. The price of the bonds rose in response to the pre-refunding.

Throughout the period, we maintained our focus on tobacco settlement bonds, which helped your fund’s performance during its fiscal year. These bonds’ coupon payments are secured by income from the settlement obligations of tobacco companies to states and municipalities. A separate lawsuit brought in 1999 by the U.S. Department of Justice (DOJ) against the major tobacco companies -- seeking

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

billions of dollars that the DOJ insisted had been obtained fraudulently from the sale of cigarettes -- had posed a threat to this income stream. However, a ruling in February by a panel of the U.S. Circuit Court of Appeals for the District of Columbia against the federal government reassured investors by reducing the potential financial impact of the lawsuit and helping to boost demand and returns in this sector. The fund holds tobacco settlement bonds from several states, including California, New Jersey, South Carolina, South Dakota, Washington, and Wisconsin.

After underperforming significantly in most of 2004, airline-related industrial development bonds (IDBs) rebounded from formerly distressed levels. However, on the recommendation of Putnam’s analysts, we steered clear of IDBs issued for Delta Airlines and Northwest Airlines, which filed for bankruptcy in September 2005. While municipalities issue IDBs, the bonds are backed by the credit of the company or institution benefiting from the financing, and are consequently more likely to be affected by trends in the related industry than by the municipality’s creditworthi-ness. This market sector experienced volatility during the period, but it ultimately outperformed; as a result, our underweight position hindered results.

Bonds issued for Lake Charles Memorial Hospital in Louisiana also rose in value, reflecting the steps that the hospital is taking to improve its operation. We sold this holding by year-end to take profits.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed. Portfolio composition is subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Of special interest

Fund’s dividend reduced

As certain higher-yielding bonds in the portfolio have matured, those assets have been reinvested into newer bonds, which in some cases carried lower yields. As a result, the fund’s earnings declined over the course of the fiscal year, resulting in two dividend adjustments. In December 2004, the dividend rate was adjusted from $0.0566 to $0.0498 per share. A second reduction in June 2005 brought the dividend to $0.0409 per share.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We currently plan to maintain the fund’s defensive duration and to continue to seek opportunities to increase the fund’s exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds appears to be slowing, we plan to continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements for mutual funds, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 11/30/05

Lipper General
		Lehman	Municipal Debt
		Municipal	Funds (leveraged
	Market	Bond	closed-end)
NAV	price	Index	category average*

Annual average
Life of fund
(since 10/26/89)	7.49%	6.01%	6.85%	7.38%

10 years	78.04	40.96	74.50	84.63
Annual average	5.94	3.49	5.73	6.32

5 years	40.22	34.33	33.35	45.12
Annual average	6.99	6.08	5.93	7.70

3 years	27.51	6.69	15.33	24.76
Annual average	8.44	2.18	4.87	7.63

1 year	6.67	2.26	3.90	6.61

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

*Over the 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 64, 59, 48, and 43 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 11/30/05

Distributions -- per common share

Number	12

Income[1]	$0.5511

Capital gains[2]	--

Total	$0.5511

	Series A
Distributions -- per preferred share	(1,400 shares)
Income[1]	$2,340.13

Capital gains[2]	--

Total	$2,340.13

Common share value	NAV	Market price
11/30/04	$10.73	$9.67

11/30/05	10.81	9.34

Current yield (common shares, end of period)
Current dividend rate[2]	4.54%	5.25%

Taxable equivalent[3]	6.98	8.08

1	For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2	Capital gains, if any, are taxable for federal and, in most cases, state purposes. Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3	Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	NAV	Market price

Annual average
Life of fund (since 10/26/89)	7.53%	6.06%

10 years	77.97	40.63
Annual average	5.93	3.47

5 years	39.21	30.35
Annual average	6.84	5.44

3 years	25.23	6.70
Annual average	7.79	2.18

1 year	5.76	4.40

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2005	•

Portfolio Leader	2004	•

Paul Drury	2005	•

Portfolio Member	2004	•

Susan McCormack	2005	•

Portfolio Member	2004	•

James St. John	2005	•

Portfolio Member	2004	•

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $60,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001-	$100,001

	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005	•

Chief Technology Officer	2004	•

Joshua Brooks	2005	•

Deputy Head of Investments	N/A

William Connolly	2005	•

Head of Retail Management	N/A

Kevin Cronin	2005	•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005		•

President and CEO	2004		•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005	•

General Counsel	2004	•

Richard Robie, III	2005	•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedules currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a)	0.55% of the fund’s average net assets (including assets attributable to both common and preferred shares)
or
(b)	0.65% of the first $500 million of the fund’s average net assets (including assets attributable to both common and preferred shares);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

The new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedule for your fund effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 53rd percentile in management fees and in the 53rd percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The

Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of under-performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

25th	29th	51st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement.

Notice regarding 2006 annual shareholder meeting

The 2006 annual meeting of shareholders of your fund is currently expected to be held in June 2006, rather than in October, as was stated in the proxy statement for the 2005 annual meeting. Accordingly, shareholder proposals to be included in the proxy statement for the 2006 meeting must be received by your fund on or before February 28, 2006. Shareholders who wish to make a proposal at the 2006 annual meeting -- other than one that will be included in the fund’s proxy materials -- should notify the fund no later than April 26, 2006. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2006 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than April 15, 2006, and no later than May 15, 2006. Notices of any such proposals should be addressed to the Clerk of your fund at One Post Office Square, Boston, Massachusetts 02109.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund’s portfolio, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The fund's portfolio 11/30/05

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificate of Participation	MBIA MBIA Insurance Company
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized	XLCA XL Capital Assurance
FSA Financial Security Assurance
GNMA Coll. Government National Mortgage
Association Collateralized

MUNICIPAL BONDS AND NOTES (158.7%)*

	Rating **	Principal amount	Value

Alabama (0.2%)
Sylacauga Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	$400,000	$403,756

Arizona (1.5%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	500,000	541,520
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	1,175,000	1,289,856
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	525,000	512,909
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	1,000,000	1,066,560
			3,410,845

Arkansas (2.3%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29
(Prerefunded)	Baa2	3,000,000	3,440,760
Independence Cnty., Poll. Control Rev. Bonds
(Entergy, Inc.), 5s, 1/1/21	A-	500,000	506,090
Little Rock, G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	895,000	898,392
Northwest Regl. Arpt. Auth. Rev. Bonds, 7s,
2/1/10 (Prerefunded)	BB/P	510,000	512,856
			5,358,098

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

California (18.1%)
Anaheim, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
MBIA, 6.45s, 12/28/18	Aaa	$ 4,000,000	$4,317,360
CA Hlth. Fac. Auth. Rev. Bonds (Sutter Hlth.),
Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	2,500,000	2,599,525
CA State G.O. Bonds
5 1/8s, 4/1/23	A2	500,000	522,875
5.1s, 2/1/34	A2	750,000	760,193
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
6s, 5/1/15 (Prerefunded)	A2	1,500,000	1,722,675
AMBAC, 5 1/2s, 5/1/13 #	Aaa	13,000,000	14,465,360
5 1/2s, 5/1/11	A2	1,500,000	1,627,305
CA State Econ. Recvy. G.O. Bonds,
Ser. A, 5s, 7/1/16	Aa3	1,000,000	1,060,810
CA Statewide Cmnty. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,752,660
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	275,000	269,338
Chula Vista Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	A1	640,000	641,715
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	D/P	576,000	471,738
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33	BBB	1,000,000	1,085,730
Ser. B, 5 5/8s, 6/1/38 (Prerefunded)	AAA	1,500,000	1,672,830
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (No. 02-1 Ladera Ranch),
Ser. A, 5.55s, 8/15/33	BBB/P	450,000	459,792
Riverside Cnty., Redev. Agcy. Tax Alloc.,
Ser. A, XLCA, 5s, 10/1/29	Aaa	4,700,000	4,824,456
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1- Westpark), 5 1/4s, 9/1/19	BB/P	875,000	893,664
Sacramento, Special Tax Bonds (North Natomas
Cmnty. Fac.), 5s, 9/1/18	BB/P	1,040,000	1,051,669
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB-/P	1,400,000	1,466,794
			41,666,489

Colorado (4.5%)
CO Hlth. Fac. Auth. Rev. Bonds (Hlth. Fac. -
Evangelical Lutheran), 3.35s, 10/1/06	A3	2,500,000	2,483,200
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	1,515,000	1,660,076
6 3/8s, 12/15/30 (Prerefunded)	A3	1,485,000	1,684,643

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

Colorado continued
CO State Hsg. Fin. Auth. Rev. Bonds
(Single Fam.)
Ser. B-2 , 7s, 5/1/26	Aa2	$ 125,000	$126,058
Ser. B-3, 6.8s, 11/1/28	Aa2	65,000	66,349
Denver, City & Cnty. Arpt. Rev. Bonds,
MBIA, 5 1/2s,11/15/25	Aaa	2,500,000	2,570,650
U. of CO. Enterprise Syst. Rev. Bonds,
FGIC, 5s, 6/1/26	Aaa	1,650,000	1,722,204
			10,313,180

Delaware (0.7%)
GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-3, 5.3s, 10/31/39	A3	500,000	507,855
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,004,970
			1,512,825

District of Columbia (1.8%)
DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26	Aaa	4,000,000	4,182,640

Florida (2.9%)
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	A3	1,895,000	1,931,725
Lee Cnty., Indl. Dev. Auth. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29	BBB-	1,000,000	998,640
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.),
5 3/8s, 11/15/28	BB+	2,000,000	2,022,840
Okeechobee Cnty., Solid Waste Mandatory
Put Bonds (Waste Mgt./Landfill),
Ser. A, 4.2s, 7/1/09	BBB	375,000	379,459
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	850,000	890,928
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	450,000	454,487
			6,678,079

Georgia (6.0%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
5 5/8s, 1/1/30	Aaa	1,500,000	1,570,620
Atlanta, Waste Wtr. Rev. Bonds, Ser. A, FGIC,
5s, 11/1/38 (Prerefunded)	Aaa	1,045,000	1,109,362
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08	A2	2,300,000	2,353,613
Cobb Cnty., Dev. Auth. U. Fac. Rev. Bonds
(Kennesaw State U. Hsg.), Ser. A,
MBIA, 5s, 7/15/29	Aaa	5,215,000	5,414,317
GA Muni. Elec. Auth. Rev. Bonds,
AMBAC, 5s, 1/1/26	Aaa	1,500,000	1,565,850

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

Georgia continued
Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	$ 600,000	$603,480
Rockdale Cnty., Dev. Auth. Solid Waste Disp.
Rev. Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,240,000	1,242,356
			13,859,598

Hawaii (0.4%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 3.7s, 1/1/22	Aaa	1,000,000	990,170

Idaho (0.2%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	500,000	510,005

Illinois (10.2%)
Chicago, G.O. Bonds, Ser. A, FSA, 5s, 1/1/27	Aaa	4,270,000	4,410,099
Chicago, Board of Ed. G.O. Bonds
(School Reform), Ser. A
AMBAC, 5 1/4s, 12/1/27	Aaa	2,500,000	2,621,100
FGIC, zero %, 12/1/18	Aaa	5,440,000	3,024,858
Cook Cnty., Cmnty. G.O. Bonds (Cons.
School Dist. No. 64 Pk. Ridge), FSA,
5 1/2s, 12/1/16	Aaa	1,580,000	1,778,590
IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
Ser. B, 6s, 5/15/26	A-	1,600,000	1,738,560
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt Obligation),
5.65s, 11/15/24	A+	2,500,000	2,607,175
IL U. Rev. Bonds (Auxiliary Fac. Syst.),
Ser. A, AMBAC, 5 1/4s, 4/1/19	Aaa	1,945,000	2,157,939
Schaumburg, G.O. Bonds, Ser. B, FGIC,
5s, 12/1/27	Aaa	5,000,000	5,179,400
			23,517,721

Indiana (1.6%)
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,600,000	2,674,672
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	1,000,000	1,012,160
			3,686,832

Iowa (0.9%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB-/P	1,695,000	2,026,983

Louisiana (0.7%)
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax Bonds, Ser. A, AMBAC,
5 1/4s, 7/15/21	Aaa	1,500,000	1,579,650

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

Maine (0.6%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	$ 1,315,000	$1,344,758

Massachusetts (14.0%)
MA State G.O. Bonds, Ser. A, MBIA,
5 3/8s, 8/1/08	AAA	6,330,000	6,654,476
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research),
Ser. C, 6 3/8s, 8/1/17	A1	2,785,000	3,051,608
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15	BBB-/P	1,000,000	1,218,000
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	818,325
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	16,400,000	17,472,061
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	489,000
MA State Hsg. Fin. Agcy. Rev. Bonds
(Rental Mtge.), Ser. C, AMBAC,
5 5/8s, 7/1/40	Aaa	2,500,000	2,552,825
			32,256,295

Michigan (4.9%)
Detroit, Swr. Disp. VRDN, Ser. B,
FSA, 3s, 7/1/33	VMIG1	3,500,000	3,500,000
Dickinson Cnty., Econ. Dev. Corp. Poll.
Control Rev. Bonds (Intl. Paper Co.),
Ser. A, 4.8s, 11/1/18	Baa2	900,000	883,827
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Baa3	300,000	311,619
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,049,180
(Holland Cmnty. Hosp.), Ser. A,
FGIC, 5 3/4s, 1/1/21	A2	1,250,000	1,345,100
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AAA	1,200,000	1,192,224
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Poll. Control), 5.65s, 9/1/29	A3	1,650,000	1,720,340
Saginaw Cnty., G.O. Bonds (Healthsource
Saginaw, Inc.), MBIA, 5s, 5/1/26	Aaa	1,210,000	1,265,382
			11,267,672

Minnesota (2.0%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	2,500,000	2,517,275
Minneapolis, Cmnty. Dev. Agcy. Supported
Dev. Rev. Bonds, Ser. G-3, 5.45s, 12/1/31	A+	1,705,000	1,779,202
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	350,000	373,195
			4,669,672

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

Mississippi (2.4%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	$500,000	$602,695
Ser. B, 6.7s, 4/1/22	Baa2	525,000	627,002
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB-	1,750,000	1,772,120
MS Dev. Bk. Special Obligation Rev. Bonds
(Jackson, MS), FSA, 5 1/4s, 3/1/21	Aaa	1,385,000	1,532,530
MS Home Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B-2, GNMA Coll.,
FNMA Coll., 6.45s, 12/1/33	Aaa	865,000	912,419
			5,446,766

Missouri (2.3%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds
(St. Francis Med. Ctr.), Ser. A,5 1/2s, 6/1/16	A+	1,250,000	1,343,513
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. D, GNMA Coll.,
FNMA Coll., 5.55s, 9/1/34	Aaa	1,185,000	1,226,961
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,000,000	1,038,640
MO State Hsg. Dev. Comm. Mtge. Rev.
Bonds (Single Fam. Homeowner Loan)
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	955,000	990,774
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	700,000	746,333
			5,346,221

Montana (0.5%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	1,175,000	1,213,740

Nevada (3.7%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC,
5 1/8s, 7/1/26	Aaa	5,105,000	5,337,073
Clark Cnty., Impt. Dist. Special Assmt.
(Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	687,918
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5.1s, 3/1/21	BB-/P	1,000,000	1,001,670
(No. T-17), 5s, 9/1/25	BB-/P	225,000	222,203
(No. T-14), 4 3/4s, 3/1/10	BB-/P	1,175,000	1,180,746
			8,429,610

New Hampshire (0.4%)
NH State Bus. Fin. Auth. Poll. Control Rev.
Bonds, 3 1/2s, 7/1/27	Baa2	950,000	922,279

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

New Jersey (5.9%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Vlg., Inc.), Ser. A,
7 1/4s, 11/15/31	BB-/P	$650,000	$704,139
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,840,195
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,233,950
NJ State G.O. Bonds, Ser. F, MBIA,
5 1/2s, 8/1/11	AAA	3,100,000	3,398,809
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB-/F	750,000	805,523
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39	BBB	500,000	558,395
6s, 6/1/37	BBB	1,000,000	1,034,130
			13,575,141

New York (19.6%)
NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09	A1	7,780,000	8,258,937
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, 5s, 7/1/25	Aaa	500,000	519,255
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B-/P	500,000	524,015
(Brooklyn Navy Yard Cogen. Partners),
Ser. G, 5 3/4s, 10/1/36	BBB-	2,000,000	2,005,400
NY City, Indl. Dev. Agcy. Special Fac. Rev.
Bonds (British Airways PLC), 5 1/4s, 12/1/32	Ba2	750,000	646,695
NY City, Muni. Wtr. & Swr. Fin. Auth.
Rev. Bonds
Ser. B, 5 3/4s, 6/15/26 (Prerefunded)	AA+	4,100,000	4,295,570
Ser. D, 5s, 6/15/37	AA+	7,500,000	7,700,100
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,000,000	2,077,220
NY State Env. Fac. Corp. Rev. Bonds,
5s, 6/15/32	Aaa	4,000,000	4,134,200
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	3,000,000	3,226,380
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. - 6), MBIA, 5.9s, 12/1/17	Aaa	10,500,000	11,127,900
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	650,000	716,014
			45,231,686

North Carolina (3.3%)
NC Eastern Muni. Pwr. Agcy. Syst.
Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa2	1,000,000	1,102,940
Ser. A, 5 3/4s, 1/1/26	Baa2	2,000,000	2,105,800

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

North Carolina continued
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	$ 3,500,000	$3,869,355
U. of NC Chapel Hill Hosp. Rev. Bonds,
Ser. A, 5s, 2/1/11	AA-	500,000	526,870
			7,604,965

Ohio (2.8%)
Brookville, Local School Dist. G.O. Bonds,
FSA, 5s, 12/1/31	Aaa	1,000,000	1,033,240
Coshocton Cnty., Env. Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	600,000	570,576
OH State Air Quality Dev. Auth. Rev. Bonds
(Toledo Poll. Control), Ser. A, 6.1s, 8/1/27	Baa2	2,000,000	2,103,300
Rickenbacker, Port Auth. Rev. Bonds
(OASBO Expanded Asset Pooled),
Ser. A, 5 3/8s, 1/1/32	A2	2,500,000	2,681,350
			6,388,466

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded)	Aaa	1,050,000	1,134,735

Oregon (0.4%)
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.),
Ser. K, 5 5/8s, 7/1/29	Aa2	910,000	945,690

Pennsylvania (5.1%)
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	1,005,000	1,064,004
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A	1,500,000	1,571,340
Lehigh Cnty., Gen. Purpose Auth. Rev.
Bonds (Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,026,450
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Northampton Generating),
Ser. A, 6.6s, 1/1/19	BB	750,000	751,665
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia College of Osteopathic Med.),
5s, 12/1/08	A	1,045,000	1,078,618
Philadelphia, School Dist. G.O. Bonds,
Ser. D, FGIC, 5s, 6/1/27	Aaa	5,000,000	5,196,200
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	1,000,000	1,063,970
			11,752,247

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

Puerto Rico (2.4%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	$ 5,000,000	$5,582,150

South Carolina (2.8%)
Florence Cnty., Hosp. Rev. Bonds (McLeod
Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	2,515,000	2,688,208
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,000,000	1,162,690
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth. Alliance), Ser. A,
7 3/8s, 12/15/21 (Prerefunded)	Baa2	600,000	709,986
SC Tobacco Settlement Rev. Mgt. Rev.
Bonds, Ser. B, 6 3/8s, 5/15/28	BBB	1,750,000	1,839,810
			6,400,694

South Dakota (0.9%)
Edl. Enhancement Funding Corp. SD Tobacco
Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	2,130,960

Tennessee (4.3%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth.)
Ser. A, 7 1/2s, 7/1/25	BBB+	2,000,000	2,346,740
Ser. A, MBIA, 6s, 7/1/21	Aaa	7,000,000	7,625,590
			9,972,330

Texas (9.3%)
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 6 3/8s, 4/1/21	Baa2	2,500,000	2,573,100
Columbus, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/8s, 8/15/29	Aaa	4,525,000	4,736,272
Conroe, Indpt. School Dist. G.O. Bonds
(School House), PSFG, 5s, 2/15/26	Aaa	2,905,000	3,011,497
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	750,000	769,253
Harris Cnty., Hlth. Fac. Rev. Bonds
(Memorial Hermann Hlth. Care),
Ser. A, 6 3/8s, 6/1/29 (Prerefunded)	A2	1,500,000	1,713,945
Montgomery Cnty., G.O. Bonds (Library),
Ser. B, AMBAC, 5s, 3/1/26	Aaa	1,335,000	1,383,274
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,500,000	1,595,475
Snyder, Indpt. School Dist. G.O. Bonds
(School Bldg.), AMBAC
5 1/4s, 2/15/24	AAA	1,215,000	1,306,599
5 1/4s, 2/15/23	AAA	1,150,000	1,240,333

MUNICIPAL BONDS AND NOTES (158.7%)* continued

	Rating **	Principal amount	Value

Texas continued
Socorro, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 8/15/29	AAA	$ 1,360,000	$1,406,417
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/19	Baa3	1,700,000	1,805,230
			21,541,395

Utah (6.5%)
Tooele Cnty., Harbor & Term. Dist. Port Fac.
Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	500,000	518,745
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	675,000	708,284
UT State Pwr. Supply Rev. Bonds
(Intermountain Pwr. Agcy.), Ser. A, MBIA
6.15s, 7/1/14	Aaa	4,720,000	4,888,693
6.15s, 7/1/14 (Prerefunded)	Aaa	8,280,000	8,779,367
			14,895,089

Vermont (0.4%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	975,000	987,948

Virginia (0.9%)
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	2,000,000	2,067,780

Washington (1.1%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	2,355,000	2,524,796

West Virginia (6.1%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	7,500,000	7,767,450
West VA U. Rev. Bonds (Impt.
West VA U.), Ser. C, FGIC, 5s, 10/1/26	Aaa	6,000,000	6,233,820
			14,001,270

Wisconsin (3.6%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	1,800,000	1,969,254
6 3/8s, 6/1/32	BBB	3,500,000	3,706,255
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30	A2	2,500,000	2,642,850
			8,318,359

TOTAL INVESTMENTS
Total investments (cost $350,647,698)			$365,649,585

*	Percentages indicated are based on net assets of $230,435,246.
**	The Moody's, Standard & Poor's or Fitch's ratings indicated are believed to be the most recent ratings available at
	November 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the
	agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily
	represent what the agencies would ascribe to these securities at November 30, 2005. Securities rated by Putnam are indi-
	cated by “/P” . Securities rated by Fitch are indicated by “/F” . Ratings are not covered by the Report of Independent
	Registered Public Accounting Firm.
#	A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts
	at November 30, 2005.
	144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
	These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at November 30, 2005.
	The dates shown on Mandatory Put Bonds are the next mandatory put dates.
	The fund had the following industry group concentration greater than 10% at November 30, 2005 (as a percentage of
	net assets):
	Health care	36.2%
	Utilities and power	27.1
	Transportation	14.6
	The fund had the following insurance concentrations greater than 10% at November 30, 2005 (as a percentage of
	net assets):
	MBIA	31.4%
	AMBAC	20.6
	FGIC	15.0

FUTURES CONTRACTS OUTSTANDING at 11/30/05

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)	32	$3,473,000	Mar-06	$17,153

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $350,647,698)	$365,649,585

Cash	1,801,011

Interest and other receivables	6,149,177

Receivable for securities sold	111,073

Receivable for variation margin (Note 1)	5,000

Total assets	373,715,846

LIABILITIES
Distributions payable to shareholders	874,963

Accrued preferred shares distribution payable (Note 1)	56,580

Payable for securities purchased	1,162,733

Payable for shares of the fund repurchased	341,198

Payable for compensation of Manager (Note 2)	604,513

Payable for investor servicing and custodian fees (Note 2)	38,900

Payable for Trustee compensation and expenses (Note 2)	40,545

Payable for administrative services (Note 2)	2,418

Other accrued expenses	158,750

Total liabilities	3,280,600

Series A remarketed preferred shares: (1,400 shares authorized
and outstanding at $100,000 per share) (Note 5)	140,000,000

Net assets	$230,435,246

REPRESENTED BY
Paid-in capital - common shares (Unlimited shares authorized) (Note 1)	$235,637,882

Distributions in excess of net investment income (Note 1)	(2,786)

Accumulated net realized loss on investments (Note 1)	(20,218,890)

Net unrealized appreciation of investments	15,019,040

Total -- Representing net assets applicable to common shares outstanding	$230,435,246

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($230,435,246 divided by 21,313,768 shares)	$10.81

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/05

INTEREST INCOME	$18,232,801

EXPENSES
Compensation of Manager (Note 2)	2,434,707

Investor servicing fees (Note 2)	117,339

Custodian fees (Note 2)	127,436

Trustee compensation and expenses (Note 2)	22,844

Administrative services (Note 2)	23,029

Preferred share remarketing agent fees	355,217

Other	211,621

Total expenses	3,292,193

Expense reduction (Note 2)	(66,805)

Net expenses	3,225,388

Net investment income	15,007,413

Net realized gain on investments (Notes 1 and 3)	797,986

Net realized gain on futures contracts (Note 1)	270,288

Net unrealized appreciation of investments
and futures contracts during the year	671,266

Net gain on investments	1,739,540

Net increase in net assets resulting from operations	$16,746,953

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)
From tax exempt income	(3,259,131)

From ordinary income	(17,048)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$13,470,774

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	11/30/05	11/30/04

Operations:
Net investment income	$ 15,007,413	$16,281,242

Net realized gain on investments	1,068,274	1,613,430

Net unrealized appreciation (depreciation) of investments	671,266	(563,619)

Net increase in net assets resulting from operations	16,746,953	17,331,053

Distributions to Series A remarketed preferred
shareholders: (Note 1)

From tax exempt income	(3,259,131)	(1,686,256)

From ordinary income	(17,048)	--

Net increase in net assets resulting from operations
(applicable to common shareholders)	13,470,774	15,644,797

Distributions to common shareholders: (Note 1)

From tax exempt income	(11,664,433)	(15,326,794)

From ordinary income	(147,919)	--

Increase from issuance of common shares in connection
with reinvestment of distributions	--	479,878

Decrease from shares repurchased (Note 4)	(1,161,555)	--

Total increase in net assets	496,867	797,881

NET ASSETS
Beginning of year	229,938,379	229,140,498

End of year (including distributions in excess of net investment income of $2,786 and undistributed net investment income
of $96,293, respectively)	$230,435,246	$229,938,379

NUMBER OF FUND SHARES
Common shares outstanding at beginning of year	21,438,811	21,394,578

Shares issued in connection with reinvestment
of distributions	--	44,233

Shares repurchased (Note 4)	(125,043)	--

Common shares outstanding at end of year	21,313,768	21,438,811

Remarketed preferred shares outstanding at beginning
and end of year	1,400	1,400

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value, beginning
of period (common shares)	$10.73	$10.71	$10.41	$10.96	$10.88

Investment operations:
Net investment income (a)	.70	.76	.84	.95	1.01

Net realized and unrealized
gain (loss) on investments	.07	.06	.36	(.60)	(.02)

Total from investment operations	.77	.82	1.20	.35	.99

Distributions to preferred shareholders:
From net investment income	(.15)	(.08)	(.07)	(.10)	(.20)

Total from investment operations:
(applicable to common shareholders)	.62	.74	1.13	.25	.79

Distributions to common shareholders:
From net investment income	(.55)	(.72)	(.83)	(.80)	(.71)

Total distributions	(.55)	(.72)	(.83)	(.80)	(.71)

Increase from shares repurchased	.01	--	--	--	--

Net asset value, end of period
(common shares)	$10.81	$10.73	$10.71	$10.41	$10.96

Market price, end of period
(common shares)	$9.34	$9.67	$10.74	$10.75	$10.67

Total return at market price
(common shares) (%)(b)	2.26	(3.46)	8.07	8.58	15.96

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
common shares (in thousands)	$230,435	$229,938	$229,140	$221,432	$231,983

Ratio of expenses to
average net assets (%)(c)(d)	1.40	1.39	1.42	1.46	1.49

Ratio of net investment income
to average net assets (%)(c)	5.00	6.34	7.26	7.99	7.19

Portfolio turnover (%)	24.16	29.59	32.72	19.25	23.05

(a)	Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d)	Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05

Note 1: Significant accounting policies

Putnam Investment Grade Municipal Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment-grade securities (rated “investment-grade” at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2005, the fund had a capital loss carryover of $19,713,365 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 1,661,946	November 30, 2006

2,968,039	November 30, 2007

535,007	November 30, 2009

1,282,640	November 30, 2010

12,371,356	November 30, 2011

894,377	November 30, 2013

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remar-keted preferred shares is generally a seven day period. The applicable dividend rate for the remar-keted preferred shares on November 30, 2005 was 2.95% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of the expiration of a capital loss carryover, dividends payable, both realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2005, the fund reclassified $17,961 to decrease undistributed net investment income and $612,177 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $630,138.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2005 were as follows:

Unrealized appreciation	$ 16,199,658
Unrealized depreciation	(1,197,771)
------------------------------
Net unrealized appreciation	15,001,887
Undistributed tax-exempt income	859,940
Undistributed ordinary income	25,355
Capital loss carryforward	(19,713,365)
Cost for federal income
tax purposes	$350,647,698

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on an annual rate of 0.65% of average weekly net assets attributable to common and preferred shares.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund’s management fee is expected to be an annual rate of 0.55% of the average weekly net assets of the fund (based on the fund’s current asset level) attributable to common and preferred shares.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended November 30, 2005, the fund incurred $244,775 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended November 30, 2005, the fund’s expenses were reduced by $66,805 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $267, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $96,481,905 and $87,422,548, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

On October 7, 2005, the Trustees authorized Putnam Management to implement a share repurchase program pursuant to which the fund may, over the 12 months following the announcement, repurchase up to 5% of its common shares outstanding as of such date. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended November 30, 2005, the fund repurchased 125,043 common shares for an aggregate purchase price of $1,161,555, which reflects a weighted-average discount from net asset value per share of 14.01% .

Note 5: Preferred shares

The Series A Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Series I Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A Remarketed Preferred shares. No Series I Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended November 30, 2005 were $5,967.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remar-keted preferred shares. At November 30, 2005, no such restrictions had been placed on the fund.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 98.91% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on October 28, 2005.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common and preferred shares
	Votes for		Votes withheld

Jameson A. Baxter	18,074,776		1,079,459

Charles B. Curtis	18,074,578		1,079,657

Myra R. Drucker	18,067,901		1,086,334

Charles E. Haldeman, Jr.	18,079,409		1,074,826

Paul L. Joskow	18,071,319		1,082,916

Elizabeth T. Kennan	18,053,707		1,100,528

John H. Mullin, III	18,075,388		1,078,847

George Putnam, III	18,075,183		1,079,052

W. Thomas Stephens	18,079,980		1,074,255

Richard B. Worley	18,075,940		1,078,295

		Preferred shares
	Votes for		Votes withheld

John A. Hill	1,303		50

Robert E. Patterson	1,303		50

All tabulations rounded to the nearest whole number.

Compliance certifications (Unaudited)

On November 17, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk

Since 2005

Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.
‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

AN706 230186 1/06

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In December 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, to go into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2005	$ 34,892	$ 21,933	$ 4,192	$ --
November 30, 2004	$ 34,850	$ 20,200	$ 4,150	$ 40

For the fiscal years ended November 30, 2005 and November 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $26,125 and $24,390 respectively, to the fund, Putnam

Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Compliance Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2005	$ --	$ --	$ --	$ --
November 30, 2004	$ --	$ --	$ --	$ --

Item 5. Audit Committee

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) W. Thomas Stephens John A. Hill (b) Not applicable

Item 6. Schedule of Investments: Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs

October 7-
October 31, 2005	7,180	$9.33	7,180	1,064,761

November 1-
November 30, 2005	117,863	$9.29	117,863	946,898

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,071,941shares have been approved to be repurchased by the fund. The repurchase plan has been approved through October 6, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2006